UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOBIX LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

MOBIX LABS, INC.

1 Venture, Suite 220

Irvine, California 92618

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [    ], 2026

Dear Stockholders of Mobix Labs, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), which will be held on [      ], 2026 at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person. To attend the Annual Meeting virtually, please visit [      ]. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to virtually attend the Annual Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Annual Meeting will be held for the purpose of voting upon the following proposals (each of which is a “Proposal,” and collectively, the “Proposals”):

Proposal 1: Proposal to elect Class II directors named as nominees in the Proxy Statement, each to serve until the third annual meeting of stockholders following this Annual Meeting, or as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal. For further information regarding Proposal 1, please refer to page 6 of this Proxy Statement (the “Director Election Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

Proposal 2: Proposal to ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) as our independent registered public accounting firm for the fiscal year ending September 30, 2026. For further information regarding Proposal 2, please refer to page 9 of this Proxy Statement (the “Ratification of Selection of Independent Registered Public Accounting Firm Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2.

Proposal 3: Proposal to approve, an amendment to our certificate of incorporation, as amended (the “Charter”), as set forth on Annex A to the Proxy Statement (the “Amendment”) to effect a reclassification and combination of our shares of Class A Common Stock and Class B Common Stock that are issued and outstanding immediately prior to the Amendment at a ratio between 1:10 and 1:50, with an exact ratio and to be effected at such time, if at all, as determined by our Board of Directors (the “Board”) in its sole discretion. For further information regarding Proposal 3, please refer to page 10 of this Proxy Statement (the “Reverse Stock Split Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3.

Proposal 4: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to (i) 8,229,701 shares of Class A Common Stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Inducement Letter dated September 3, 2025, (ii) 384,053 shares of Class A Common Stock upon the exercise of the placement agent warrants (the “Placement Agent Warrants”) issued to Roth Capital Partners, LLC and (iii) 1,000,000 shares of Class A Common Stock upon the exercise of the common stock warrant (the “Common Stock Warrant”) issued to an institutional investor in connection with the amendments to certain outstanding warrants. For further information regarding Proposal 4, please refer to page 20 of this Proxy Statement (the “Warrant Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 4.

Each Proposal is more fully described in the Proxy Statement accompanying this notice.

This Notice of Annual Meeting, which incorporates by reference the accompanying Proxy Statement and its attachments, and the form of proxy are first being mailed on or about [      ], 2026 to stockholders of record as of [      ], 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet in advance of the Annual Meeting will not prevent you from voting at the Annual Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [      ], 2026.

The Notice of the Annual Meeting and Proxy Statement are available at www.sec.gov and at www.mobixlabs.com under the “Investor” tab.

By Order of the Board of Directors

Keyvan Samini

President / CFO

[    ], 2026

MOBIX LABS, INC.

1 Venture, Suite 220

Irvine, California 92618

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [      ], 2026

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2026 Annual Meeting of Stockholders to be held on [      ], 2026 (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person. To attend the Annual Meeting, please visit [      ]. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Annual Meeting.

Only stockholders of record as of the close of business on [      ], 2026, the record date for determination of the stockholders entitled to vote at the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING

Why is the Company holding a 2026 Annual Meeting of Stockholders?

The Board has called this Annual Meeting of our stockholders to vote on the following proposals (each of which is a “Proposal,” and collectively, the “Proposals”).

Proposal 1: Proposal to elect Class II directors named as nominees in the Proxy Statement, each to serve until the third annual meeting of stockholders following this Annual Meeting, or as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal. For further information regarding Proposal 1, please refer to page 6 of this Proxy Statement (the “Director Election Proposal” or “Proposal 1”).

Proposal 2: Proposal to ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) as our independent registered public accounting firm for the fiscal year ending September 30, 2026. For further information regarding Proposal 2, please refer to page 9 of this Proxy Statement (the “Ratification of Selection of Independent Registered Public Accounting Firm Proposal” or “Proposal 2”).

Proposal 3: Proposal to approve, an amendment to our certificate of incorporation, as amended (the “Charter”), as set forth on Annex A to the Proxy Statement (the “Amendment”), to effect a reclassification and combination of our shares of Class A Common Stock and Class B Common Stock that are issued and outstanding immediately prior to the Amendment at a ratio between 1:10 and 1:50, with an exact ratio and to be effected at such time, if at all, as determined by our Board of Directors (the “Board”) in its sole discretion. For further information regarding Proposal 3, please refer to page 10 of this Proxy Statement (the “Reverse Stock Split Proposal” or “Proposal 3”).

1

Proposal 4: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to (i) 8,229,701 shares of Class A Common Stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Inducement Letter dated September 3, 2025, (ii) 384,053 shares of Class A Common Stock upon the exercise of the placement agent warrants (the “Placement Agent Warrants”) issued to Roth Capital Partners, LLC and (iii) 1,000,000 shares of Class A Common Stock upon the exercise of the common stock warrant (the “Common Stock Warrant”) issued to an institutional investor in connection with the amendments to certain outstanding warrants. For further information regarding Proposal 4, please refer to page 20 of this Proxy Statement (the “Warrant Proposal” or “Proposal 4”).

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on [      ], 2026 at 9:00 a.m. Pacific Time at [      ].

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Annual Meeting. This Proxy Statement summarizes material information with respect to the Annual Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. You do not need to attend the Annual Meeting to vote your shares.

How can I attend the Annual Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Annual Meeting by logging in at [      ]. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Annual Meeting as a guest, but you will not be able to submit questions or vote at the Annual Meeting.

The Annual Meeting will begin promptly at 9:00 a.m. Pacific Time, on [      ], 2026. We encourage you to access the Annual Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at [      ].

What proposals will be voted on at the Annual Meeting? What is the Board’s voting recommendation?

At the Annual Meeting, stockholders will be asked to consider the Proposals. THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE PROPOSALS.

2

Will any other business not discussed in this Proxy Statement come before the Annual Meeting?

Pursuant to the amended and restated bylaws of the Company (the “Bylaws”), the business transacted at the 2026 Annual Meeting of Stockholders will be limited to the purposes stated in the notice of the meeting, as well as any other business that properly comes before the meeting in accordance with Delaware law and our Bylaws.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Annual Meeting and vote upon each of the Proposals. The presence, by virtual attendance, remote communication or represented by proxy duly authorized, of the holders of one-third of the voting power of the then outstanding shares of capital stock of the Company entitled to vote at the meeting shall constitute a quorum for the transaction of business at the Annual Meeting.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Annual Meeting. Abstentions will be counted toward the quorum requirement.

If there is no quorum, the Annual Meeting may be adjourned to another date by the holders of a majority of shares present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

Who is entitled to vote and how many votes?

Each share of Class A Common Stock, $0.00001 par value per share (the “Class A Common Stock”), outstanding on the Record Date is entitled to one vote on all matters and each share of Class B Common Stock, $0.00001 par value per share (the “Class B Common Stock,” and together with Class A Common Stock, the “Common Stock”), is entitled to ten votes on all matters. Holders of Class A Common Stock and holders of Class B Common Stock will vote together on all proposals as a single class, except that the holders of Class B will vote separately on Proposal 1 in respect of the election of the Class B Director.

The Record Date for the Annual Meeting is the close of business on [      ], 2026. As of the Record Date, [      ] and 2,004,901 shares of Class A Common Stock and Class B Common Stock, respectively, were outstanding. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Annual Meeting, vote by proxy using the enclosed proxy card, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Annual Meeting, to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically during the meeting even if you have already voted by proxy.

●	To vote your shares electronically during the Annual Meeting, follow the instructions above for participating in the Annual Meeting. Join the Annual Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, your shares will be voted as you direct.

●	To vote over the Internet, go to [ ] and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Pacific Time, on [ ], 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote your shares electronically during the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Annual Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

3

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;

●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet); or

●	attending the Annual Meeting and voting electronically, as indicated above under “How do I vote?”.

Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Annual Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet so that your shares will be represented at the Annual Meeting. However, returning your proxy card does not affect your right to attend the Annual Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Annual Meeting, voting together as a single class, is required for the approval of each of the Proposals, except for the election of the Class B director pursuant to Proposal 1 which requires the affirmative vote of a majority of the voting power of the shares of Class B Common Stock then outstanding voting separately as a single class, and Proposal 3 which requires the approval of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Annual Meeting voting together as a single class.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. For Proposals 1, 2, and 4, abstentions will not be counted as votes cast and will have no effect on the vote. For Proposal 3, abstentions will have the effect of a vote against Proposal 3.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the rules of the New York Stock Exchange (“NYSE”), which governs brokers’ use of discretionary authority, brokers are permitted to exercise discretionary authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. We believe that Proposal 2 and Proposal 3 in this Proxy Statement are routine proposals, for which brokers, banks or other nominees may vote uninstructed shares. Because brokers have discretionary authority to vote in the absence of instructions, we do not expect any broker non-votes for Proposal 2 and Proposal 3. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on Proposal 1 and Proposal 4, each a non-routine matter. Broker non-votes will be counted for purposes of determining the existence of a quorum but will not be counted as votes cast and will have no effect on the vote on Proposal 1 and Proposal 4.

4

Can the Annual Meeting be adjourned?

Our Bylaws provide that the chairperson of the Annual Meeting may decide to adjourn the Annual Meeting without any action by the stockholders as appropriate for the proper conduct of the meeting of stockholders. Additionally, the stockholders present by a majority in voting power may decide to adjourn the Annual Meeting until a quorum has been obtained.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or should be received by 11:59 p.m. Pacific Time on the day prior to the date of the Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Annual Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions during the Annual Meeting by going to [      ] and logging in with your control number.

During the Annual Meeting, we will spend up to 10 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Annual Meeting website during the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Annual Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting.

How do I ask questions during the Annual Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting as a “Stockholder” with your control number and may submit questions during the Annual Meeting at [      ].

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the Annual Meeting for 10 business days prior to the Annual Meeting at Mobix Labs, Inc., 1 Venture, Suite 220, Irvine, California 92618, between the hours of 9:30 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at [      ]. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

How can I find out the results of the voting at the Annual Meeting?

We will report the voting results of the Annual Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting, a copy of which will also be available on our website at https://investors.mobixlabs.com/.

Whom can I contact for further information?

If you have any questions, please contact Investor Relations at investors@mobixlabs.com or 1-949-808-8888.

5

PROPOSAL 1: THE DIRECTOR ELECTION PROPOSAL

Overview

Pursuant to the Company’s Charter, the Board (including the Class B Directors but excluding any directors elected by a series of preferred stock) is currently divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. In addition, pursuant to the Charter, so long as any shares of Class B Common Stock remain outstanding, the holders of a majority of the voting power of the shares of Class B Common Stock then outstanding will be entitled to elect three members of the Board (“Class B Directors”) and for so long as there are three Class B Directors, each class will contain no more than one Class B Director. The Charter provides that each director will serve until his or her successor will be duly elected at the Company’s annual meeting of stockholders held in the third year following the year of their election (subject to the earlier term limits described in the paragraph below) and qualified or until his or her earlier resignation, removal from office, death or incapacity.

Our current directors and classifications are as follows:

Class I – Expiring 2028	Class II – Expiring 2026	Class III – Expiring 2027
Kurt Busch William Carpou Philip Sansone	David Aldrich Frederick Goerner Keyvan Samini (Class B)	Michael Long James Peterson (Class B)

Accordingly, three Class II directors (consisting of (i) two Class II directors elected by holders of Class A Common Stock and Class B Common Stock and (ii) one Class B Class II director elected by the holders of Class B Common Stock) will be elected to the Board with each Class II director having a term that expires at the third annual meeting of stockholders following the Annual Meeting, or, in each case, until their respective successors are duly elected and qualified, or until their earlier resignation, removal, death or incapacity.

Director Nominees

The Board has nominated each of David Aldrich and Frederick Goerner to serve as Class II directors of the Company. Separately, the holders of a majority of the voting power of the shares of Class B Common Stock then outstanding have nominated Keyvan Samini to serve as the Class B Director for Class II.

6

Following is certain biographical information about the nominees for Class II directors, to be elected by the holders of Class A Common Stock and Class B Common Stock voting together as a single class:

David Aldrich Director since 2021 Age: 69	David Aldrich has served as a member of our Board since February 2021. Mr. Aldrich also currently serves on the Boards of Allegro MicroSystems Inc., indie Semiconductor and Belden. From 2002 to 2016, Mr. Aldrich was the Chief Executive Officer of Skyworks, a developer of high-performance mobile communications solutions. He later served as Chairman of Skyworks from 2018 to 2021. Mr. Aldrich studied at Providence College, graduating with a Bachelor of Arts degree in political science. He later earned his Masters of Business Administration from the University of Rhode Island. He is a past recipient of the Ernst & Young New England Entrepreneur of the Year Award in the semiconductor category and was named CEO of the Year by the Massachusetts Technology Leadership Council. We believe that Mr. Aldrich is qualified to serve as a member of the Board because of his various high-level positions at companies within the semiconductor and communications industry.

Frederick Goerner Director since 2021 Age: 77	Frederick Goerner is a co-founder of the Company and has served as a member of our Board since February 2021. From April 2011 to March 2018, Mr. Goerner served as Senior Vice President of Worldwide Sales of Microsemi Corporation, now Microchip Technology Inc., a technology company specializing in semiconductor and systems solutions for communications, defense and security, aerospace and industrial markets. Mr. Goerner also had leadership roles at Texas Instruments, Transdimension Inc. and Oxford Semiconductor Inc. Mr. Goerner studied at the University of Buffalo, graduating with a Bachelor of Science degree in electrical engineering. We believe that Mr. Goerner is qualified to serve as a member of the Board because of his experience in the industry, as well as his various leadership roles at different companies.

Following is certain biographical information about the nominee for the Class B Class II director to be elected by the holders of Class B Common Stock:

Keyvan Samini Director since 2023 Age: 59	Keyvan Samini is a co-founder of the Company and has served as our President since August 2022 and as a director since December 2023. He has also served as our Chief Financial Officer since September 2020 and as our General Counsel since August 2022. From June 2014 to March 2022, Mr. Samini served as Director of Pitchtime, Inc., a software development company dedicated to developing wireless communications technology to help businesses better communicate with customers from a single platform. He also served as Chief Executive Officer of Pitchtime, Inc. from 2016 to July 2020. Mr. Samini has also served in leadership positions at RFaxis, Inc., a company that developed disruptive semiconductor technology, from 2008 to 2016. Mr. Samini studied at the University of Wisconsin — Madison, graduating with a Bachelor of Science degree in economics and mathematics. He later earned his Master of Liberal Arts, Finance at Harvard University, Masters of Business Administration from University of Southern California Marshall School of Business and Juris Doctor from Ohio State University Moritz College of Law. We believe that Mr. Samini is qualified to serve as a member of the Board because of his extensive experience in the semiconductor and software industries, as well as his experience scaling growth in technology organizations and working with institutional investors in portfolio companies.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee as entitled to vote. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board. Each of the nominees is a current member of our Board and has consented to serve if elected, and we have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Vote Required for Approval

Our Bylaws provide that the election of directors shall be determined by a majority of the votes cast. Under this votes cast standard, with respect to the election of the Class II directors (other than the Class B Directors to be elected by the holders of Class B Common Stock) the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Annual Meeting, voting together as a single class, is required for the election of a director in an election, which means that the number of votes cast for a director must exceed the number of votes cast against such director.

7

Separately, with respect to the election of the Class B Directors, a majority of the voting power of the shares of Class B Common Stock then outstanding present by virtual attendance or represented by proxy at the Annual Meeting is required for the election of the Class B Class II director.

Stockholders cannot vote for a greater number of persons than the nominees named. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes that are “WITHHELD” and broker non-votes with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

Pursuant to our Bylaws, director nominees who are incumbent directors must submit an irrevocable resignation in the event he or she fails to receive a majority of the votes cast in an uncontested election of directors. The Nominating Committee of our Board will then consider any such offer to resign and make a recommendation to our Board on whether to accept or reject the resignation. Taking into account the recommendation of the Nominating Committee, our Board will determine whether to accept or reject any such resignation within 90 days after the certification of the election results, and we will report such decision in a press release, filing with the SEC or by other public announcement. If an incumbent director’s resignation is accepted by our Board, then our Board may fill the resulting vacancy or decrease the size of our Board in accordance with our Bylaws. If a director’s resignation is not accepted by our Board, such director will continue to serve until his or her successor is duly elected and qualified, or his or her earlier death, resignation, retirement or removal. For the purposes of applying this majority voting standard, an election is considered “uncontested” if no stockholder provides notice of its intention to nominate one or more candidates to compete with our Board’s nominees in the manner required by our Bylaws, or if any such stockholder has withdrawn all such nominations on or before the close of business ten days prior to the filing our definitive proxy statement with the SEC.

Vote Required – David Aldrich and Frederick Goerner

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Annual Meeting, voting together as a single class, is required to elect Messrs. David Aldrich and Frederick Goerner.

Vote Required – Keyvan Samini

The affirmative vote of a majority of the voting power of the shares of Class B Common Stock then outstanding is required to elect Keyvan Samini.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES INCLUDED IN THE DIRECTOR ELECTION PROPOSAL.

8

PROPOSAL 2: APPROVAL OF THE 2026 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROPOSAL

The audit committee of the Board has appointed PricewaterhouseCoopers LLP (“PWC”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2026. PWC has audited our financial statements since 2022. Representatives of PWC are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of PWC is not required by our Bylaws or other applicable legal requirements. However, the Board is submitting the selection of PWC to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended September 30, 2025 and 2024 by PWC, our independent registered public accounting firm.

	2025	2024
Audit Fees(1)	$1,556,000	$1,934,015
Audit-Related Fees	––	––
Tax Fees	––	––
All Other Fees(2)	$2,000	$2,000
Total	$1,558,000	$1,936,015

(1)	“Audit Fees” consist of professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Fees also included professional services rendered in connection with various registration statements, comfort letters, and consents issued throughout the fiscal years.
(2)	This category consists of fees for products and services other than the services reported above, including fees for subscription to PwC’s disclosure checklist tool. The Audit Committee has determined that the non-audit services rendered by PwC were compatible with maintaining its independence. All such non-audit services were pre-approved by the Audit Committee pursuant to the pre-approval policy set forth below.

Pre-Approval Policies and Procedures

Pursuant to its charter, our audit committee is responsible for pre-approving all audit and permissible non-audit services and related engagement fees and terms for services provided to us by our independent registered public accounting firm (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The audit committee’s charter gives the audit committee the power to delegate to one or more members of the audit committee the authority to pre-approve audit and permissible non-audit services. The audit committee has pre-approved all of the audit and permissible non-audit services covered by the audit fees.

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Annual Meeting, voting together as a single class, is required for the approval of the Ratification of Selection of Independent Registered Public Accounting Firm Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION OF APPOINTMENT of PRICEWATERHOUSECOOPERS LLP FOR THE 2026 FISCAL YEAR.

9

PROPOSAL 3: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

The Company is asking stockholders to approve the Amendment to our Charter to effect a reclassification and combination of our shares of Class A common stock and Class B common stock that are issued and outstanding immediately prior to the Amendment at a ratio between 1:10 and 1:50, with an exact ratio and to be effected at such time, if at all, as determined by our Board in its sole discretion.

Background

On April 28, 2025, we received a written notice (the “Nasdaq Notification”) from Nasdaq’s Listing Qualifications Staff (the “Staff”) notifying us that we are not in compliance with Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”) because the average closing bid price of our Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A) the Company had a period of 180 calendar days from receipt of the Nasdaq Notification, or until October 27, 2025, to regain compliance with Rule 5550(a)(2). On October 24, 2025, we submitted a request to the Staff for an additional 180-day period to provide additional time for us to demonstrate compliance with Rule 5550(a)(2). On October 29, 2025 we received written notice from the Staff (the “Extension Letter”) granting us an extension through April 27, 2026 to regain compliance with Rule 5550(a)(2), during which time the Company’s Class A common stock will continue to be listed on Nasdaq.

Although we continue to monitor the closing bid price for shares of our Class A common stock and to assess potential actions to regain compliance with Rule 5550(a)(2), the Board has determined that it would be advisable and in the best interests of the Company and our stockholders to provide the Board with authority to effect a reverse stock split of all shares of our Common Stock issued and outstanding to maintain our listing on Nasdaq.

On [      ], 2026, the Board unanimously approved, adopted, and declared advisable, and recommended to our stockholders that they approve at this Annual Meeting, a proposed amendment to our Charter to effect a reverse stock split of our Common Stock at a ratio between 1-for-10 and 1-for-50 (the “Reverse Stock Split”). The Reverse Stock Split would not reduce the number of authorized shares of our Common Stock.

If approved by our stockholders at the Annual Meeting, at the discretion of the Board and as further described below, the Company would effect the Reverse Stock Split by causing the filing of the amendment to the Charter, a copy of which is attached as Annex A to this proxy statement (the “Reverse Stock Split Amendment”), with the Secretary of State of the State of Delaware.

As described below, the Board, in its discretion, may also determine not to effect the Reverse Stock Split. If our stockholders approve the Reverse Stock Split Proposal at this Annual Meeting, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

If approved by our stockholders, the Reverse Stock Split Proposal would permit, but would not require, the Board to effect a Reverse Stock Split of our Common Stock issued and outstanding by a ratio between 1-for-10 and 1-for-50, with the final ratio to be set in the discretion of the Board, without further stockholder approval, in the manner described herein (such final ratio, the “Reverse Stock Split Ratio”). The par value per share of our Common Stock and our preferred stock would remain unchanged at $0.00001. The following description of the proposed amendment is a summary and is subject to the full text of the Reverse Stock Split Amendment. See “-Implementation of the Reverse Stock Split” and “-Effect on our Common Stock” below for more information.

The Board has recommended approval of the Reverse Stock Split Proposal primarily to provide the Board with authority to effect a reverse stock split to maintain our listing on Nasdaq. We cannot provide assurance, however, that a reverse stock split would achieve its intended or desired benefits, and we strongly encourage you to review the discussion below under “-Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split.”

10

Reasons for the Reverse Stock Split

To Meet Certain Continued Listing Requirements of Nasdaq

Our Class A common stock and publicly traded warrants currently trade on Nasdaq. Nasdaq has requirements for our equity securities to remain listed on Nasdaq, including Rule 5550(a)(2), which provides that a company will be below compliance standards if the average closing bid price of a security remains below $1.00 over a period of 30 consecutive trading days. On April 28, 2025, we received the Nasdaq Notification, which informed us that the Company did not satisfy the continued listing standard set forth in Rule 5550(a)(2) as the average closing bid price of the Company’s Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period. We were automatically provided with a six-month period to regain compliance with Rule 5550(a)(2). To regain compliance, the closing bid price of our Class A common stock must be at least $1.00 per share for a minimum of 10 consecutive trading days (and up to generally not more than 20 consecutive business days, at the discretion of the Staff) at any time prior to the expiration of the 180 calendar day period, in addition to otherwise satisfying Nasdaq’s requirements for listing. On October 24, 2025, we submitted a request for an additional 180-day period to provide additional time to demonstrate compliance with Rule 5550(a)(2). On October 29, 2025, we received an Extension Letter granting us an extension through April 27, 2026 to regain compliance with Rule 5550(a)(2). By potentially increasing our stock price, the Reverse Stock Split would reduce the risk that our Class A common stock could be delisted from Nasdaq.

Our Board has considered the potential harm to our Company and our stockholders should Nasdaq delist our Class A common stock. Delisting could adversely affect the liquidity of our Class A common stock since alternatives, such as the OTC Bulletin Board and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Class A common stock on an over-the-counter market. Many investors likely would not buy or sell our Class A common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or for other reasons. The liquidity and market prices of our publicly traded warrants could also be adversely affected. Delisting could cause other adverse consequences, such as difficulties in raising capital and in providing stock-based incentives to attract and retain personnel. Delisting could also impair our reputation and our relationships. In addition, our Class A common stock could be deemed to be a “penny stock,” which could result in reduced levels of trading in our Class A common stock, and we would also become subject to additional state securities regulations in connection with any sales of our securities. The Board believes that the Reverse Stock Split is a potentially effective means for us to increase the per-share market price of our Class A common stock and to avoid, or at least mitigate, the likely adverse consequences of our Class A common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our Class A common stock.

To Potentially Improve the Marketability and Liquidity of our Class A common stock

Our Board believes that the increased market price of our Class A common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Class A common stock and the ability for brokers to facilitate certain transactions in our Class A common stock and encourage interest and trading in our Class A common stock.

To Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

We believe that the Reverse Stock Split and an increase in our stock price may make our Class A common stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our Class A common stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of our Class A common stock, but also our market liquidity.

11

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure you that the Reverse Stock Split will produce or maintain the desired results. Our Board believes, however, that the benefits to us and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split Proposal.

We cannot assure you that the proposed Reverse Stock Split, if effected, will lead to a sustained increase in our stock price. There can be no assurance that the total market capitalization of our Class A common stock (the aggregate value of all of our outstanding Class A common stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per-share market price of our Class A common stock following the Reverse Stock Split will either equal or exceed the current per-share market price over the long term.

As of [      ], 2026, the latest practicable date, the closing sale price of our Class A common stock on Nasdaq was $[      ] per share. The Reverse Stock Split, if effected, will increase the market price per share of our Class A common stock proportionately with the ratio of the Reverse Stock Split. We cannot assure you, however, that the market price per share of our Class A common stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of Class A common stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the market price per share of our Class A common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of such reverse stock split. Accordingly, the total market capitalization of our Class A common stock and the Company after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that the Reverse Stock Split may not result in a per-share trading price that would attract investors who do not trade in lower-priced stocks.

Reducing the number of outstanding shares of our Class A common stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per-share trading price of our Class A common stock. Even if we implement the Reverse Stock Split, however, the per-share trading price of our Class A common stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions, and the market perception of our business, may adversely affect the per-share trading price of our Class A common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per-share trading price of our Class A common stock will increase following the Reverse Stock Split, or that the per-share trading price of our Class A common stock will not decrease in the future. Although no assurances are possible concerning the trading price of our Class A common stock if the Reverse Stock Split is effected or concerning future fluctuations in the market price of our Class A common stock after the Reverse Stock Split, our intention in determining the Reverse Stock Split Ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per-share market price of our Class A common stock immediately after the Reverse Stock Split. Whether the price of our Class A common stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our Class A common stock.

The proposed Reverse Stock Split may reduce the liquidity of our Class A common stock and result in higher transaction costs.

The liquidity of our Class A common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per-share trading price does not increase proportionately as a result of the Reverse Stock Split. Although we believe the Reverse Stock Split may enhance the marketability of our Class A common stock to certain potential investors, we cannot assure you that, if we implement the Reverse Stock Split, our Class A common stock will be more attractive to investors. While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Class A common stock may not improve because of the Reverse Stock Split and could be adversely affected by a higher per-share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A common stock as described above.

12

Determination of Reverse Stock Split Ratio

In determining the reverse stock split ratio to be implemented (if any), we expect that the Board will consider a variety of factors, including:

●	the projected impact of the Reverse Stock Split Ratio on our ability to continue our Class A common stock’s listing on Nasdaq;

●	prevailing stock market conditions, general economic conditions, and other conditions prevailing in our industry;

●	our market capitalization (including the number of outstanding shares of our Class A common stock);

●	our Class A common stock price prior to the Reverse Stock Split, and the expected trading price and volume of our Class A common stock following the Reverse Stock Split; and

●	the factors described above under the heading “Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split.”

The Board will consider the conditions, information, and circumstances existing at the time when it determines whether to implement a Reverse Stock Split and, if it decides to implement a Reverse Stock Split, which of the Reverse Stock Split Ratios approved by stockholders to use. We believe that granting the Board the discretion to choose the Reverse Stock Split Ratio among a range of ratios approved by stockholders is essential because it allows the Board to take the above factors, among others, into consideration and to react to changing market conditions.

If the Board decides to implement the Reverse Stock Split, we will make a public announcement regarding the Reverse Stock Split Ratio selected by the Board.

Implementation of the Reverse Stock Split Ratio

If our stockholders approve the Reverse Stock Split Proposal, the Board would retain the discretion to effect, or not to effect, the Reverse Stock Split. If the Board, in its discretion, determines to effect the Reverse Stock Split, then the Board will determine at what ratio to effect the Reverse Stock Split. The Reverse Stock Split would be implemented by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would be effective immediately upon filing or at such time as the Company may specify at the time of filing (the “Effective Time”). By approving the Reverse Stock Split Proposal, you will approve the Reverse Stock Split Amendment, subject to the discretion of the Board to abandon it.

If our stockholders approve the Reverse Stock Split Proposal, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. By voting in favor of the approval of the Reverse Stock Split Proposal, each stockholder is expressly also authorizing the Board to determine not to proceed with, and to abandon, the Reverse Stock Split Amendment if it should so decide.

Principal Effects of the Implementation of the Reverse Stock Split

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all our issued shares of Common Stock and other securities exercisable or exchangeable for, or convertible into, Class A common stock. Any fractional shares of Class A common stock that would otherwise be issuable because of the Reverse Stock Split will be paid out in cash as described below under “-Mechanics of the Reverse Stock Split-Fractional Shares.” The Reverse Stock Split will affect all shares of Common Stock uniformly and (subject to the treatment of fractional shares) will not affect any stockholder’s percentage ownership interest in the Company or any stockholder’s proportionate voting power.

13

Under the Charter, our authorized capital stock currently consists of 285,000,000 shares of Class A common stock, par value $0.00001 per share, 5,000,000 shares of Class B common stock, par value $0.00001 per share, and 10,000,000 shares of preferred stock, par value $0.00001 per share. Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares in proportion to the Reverse Stock Split Ratio.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. If we issue these shares, the ownership interest of holders of our Class A common stock or Class B common stock may be diluted. We may issue such shares to raise capital or as consideration in acquiring other businesses or establishing strategic relationships with other companies, among other potential purposes. Such transactions may be effected using shares of our Class A common stock or other securities convertible into or exercisable for shares of our Class A common stock or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Effect on Our Common Stock

If approved by our stockholders at the Annual Meeting and implemented by the Board, in its discretion, the principal effects of the Reverse Stock Split Amendment on holders of Class A common stock or Class B common stock would be that:

●	the issued and outstanding shares of Class A common stock or Class B common stock owned by a stockholder would be combined into a lower number of shares of Class A common stock or Class B common stock, respectively based on the Reverse Stock Split Ratio, with any fractional shares being treated as described under “-Mechanics of the Reverse Stock Split-Fractional Shares” below;

●	the total number of issued and outstanding shares of each of the Class A Common Stock and Class B Common Stock would be reduced based on the Reverse Stock Split Ratio, with any fractional shares being treated as described under “-Mechanics of the Reverse Stock Split-Fractional Shares” below;

●	the number of authorized shares of Common Stock would not be changed, but the number of authorized and unissued shares of our Common Stock available for future issuance would be increased; and

●	the par value per share of our Common Stock and preferred stock would remain unchanged at $0.00001.

14

Tabular Illustration of Effect of the Reverse Stock Split

The following table contains information, based on share information as of January 31, 2026, relating to our Class A common stock based on the Reverse Stock Split and assuming that the Reverse Stock Split Amendment is approved by stockholders at the Annual Meeting and implemented by the Board, in its discretion. The table below sets forth, for illustrative purposes only, certain effects of potential Reverse Stock Split Ratios of 1-for-10, 1-for-20, 1-for-30, 1-for-40, or 1-for-50, including on shares of our Common Stock issuable pursuant to outstanding preferred stock, warrants, and RSUs.

	Pre-Reverse	Post-Reverse Stock Split Amendment
	Stock Split	Reverse Stock Split Ratio:
	Amendment	1-for-10	1-for-20	1-for-30	1-for-40	1-for-50
Authorized shares of common stock	285,000,000	285,000,000	285,000,000	285,000,000	285,000,000	285,000,000

Outstanding shares of Class A common stock	101,072,226	10,107,222	5,053,611	3,369,074	2,526,805	2,021,444

Shares of Class A common stock issuable upon conversion of Class B common stock	2,004,901	200,490	100,245	66,830	50,122	40,098
Outstanding shares of Class B Common Stock	2,004,901	200,490	100,245	66,830	50,122	40,098

Shares of Class A common stock issuable upon conversion of preferred stock
Preferred Stock	0	0	0	0	0	0

Shares of Class A common stock issuable upon exercise of warrants	26,085,732	2,608,573	1,304,287	869,524	652,143	521,715

Shares of Class A common stock issuable upon settlement of restricted stock units	7,465,873	746,587	373,294	248,862	186,647	149,317

Effect on Equity Compensation Plans and Outstanding Equity Awards

If approved by our stockholders at the Annual Meeting and implemented by the Board, in its discretion, the principal effects of the Reverse Stock Split Amendment on the holders of RSUs and other securities granted or issued and outstanding under the 2023 Equity Incentive Plan (the “2023 Plan”) would be as follows:

●	RSUs and Other Equity-Based Awards: The number of shares issuable under outstanding RSUs and all other outstanding equity-based awards would be reduced proportionately by the Reverse Stock Split Ratio; and

●	Shares Available for Issuance under the 2023 Plan: The number of shares of Class A common stock available for future issuance under the 2023 Plan would be reduced proportionately.

Effect on Warrants

The number of shares purchasable upon exercise of each warrant would be reduced proportionately and the exercise price would be correspondingly adjusted by multiplying the exercise price immediately prior to such adjustment by a fraction (x) the numerator of which would be the number of shares purchasable upon the exercise of each warrant immediately prior to such adjustment, and (y) the denominator of which would be the number of shares so purchasable immediately thereafter.

15

Accounting Matters

The Reverse Stock Split Amendment would not affect the par value of our Common Stock, which will remain at $0.00001 per share. As a result, the stated capital on our balance sheet attributable to Class A or Class B common stock, which consists of the par value per share of Class A or Class B common stock multiplied by the aggregate number of shares of Class A or Class B common stock, respectively, issued as of the date of such balance sheet, will be reduced in proportion to the Reverse Stock Split Ratio upon implementation (subject to minor adjustments in respect of the treatment of fractional shares). Our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently issued shares of Common Stock, will be credited with the corresponding amount by which the stated capital is reduced.

Our total stockholders’ equity, in the aggregate, would remain unchanged as a result of the Reverse Stock Split. After the implementation of the Reverse Stock Split, our net income or net loss per share and the net book value per share of Common Stock would increase, as compared to the per-share amounts absent the Reverse Stock Split, because there will be fewer shares of Common Stock outstanding. All historic and per-share amounts in our financial statements and related footnotes (for periods after the Reverse Stock Split and, on a pro forma basis, for periods prior to the Reverse Stock Split) in future SEC filings will be revised to reflect the Reverse Stock Split.

Mechanics of the Reverse Stock Split

Effect on Street Name Stockholders

Upon the Reverse Stock Split, we intend to treat shares held by street name stockholders through a bank, broker, or other nominee in the same manner as stockholders of record. Banks, brokers, or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Class A common stock or Class B common stock as street name stockholders. These banks, brokers, or other nominees may, however, have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Class A common stock or Class B common stock with a bank, broker, or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker, or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock

Stockholders may hold some or all of their Class A common stock or Class B common stock electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company. These stockholders do not have stock certificates evidencing their ownership of Class A common stock Class B common stock. They are, however, provided with a statement reflecting the number of shares of Class A common stock or Class B common stock registered in their accounts. If you hold registered Class A common stock or Class B common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Class A common stock or Class B common stock held following the Reverse Stock Split.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share that would otherwise result from the Reverse Stock Split because the stockholder owns a number of shares not evenly divisible by the ratio would instead settle in cash. The cash amount to be paid to each holder of shares of Class A common stock would be equal to the resulting fractional interest in one share of our Class A common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our Class A common stock on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.

Stockholders should be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

16

Continued SEC Reporting Requirements and Nasdaq Stock Listing

After the Effective Time, we would continue to be subject to periodic reporting and other requirements under the Exchange Act and our Class A common stock and public warrants would continue to be listed on Nasdaq under the symbol “MOBX” and “MOBXW,” respectively.

New CUSIP Numbers

After the Effective Time, the post-Reverse Stock Split shares of Class A common stock would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities. We do not currently expect that the Company’s public warrants will require a new CUSIP number after the Effective Time.

No Going-Private Transaction

The Reverse Stock Split is not intended to be a first step in a series of steps leading to a “going private transaction” pursuant to Rule 13e-3 under the Exchange Act. Implementing the Reverse Stock Split would not be reasonably likely to result in, and would not have a purpose to produce, a “going private” effect.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Class A common stock or Class B common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

Anticipated Impact on Dividend

The Company has not historically paid dividends to stockholders. Although the Board reserves the right to change the Company’s dividend policy in the future, the Board does not currently anticipate that the Reverse Stock Split, if implemented by the Board, in its discretion, would result in a change to the Company’s dividend policy.

No Appraisal or Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Certain U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to U.S. stockholders (as defined below) but does not purport to be a complete analysis of all potential tax effects that may be relevant to U.S. stockholders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986 (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”) in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a U.S. stockholder. We have not sought, and will not seek, any ruling from the IRS or an opinion of tax counsel with respect to the matters discussed herein. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the IRS or the courts. Accordingly, each U.S. stockholder is urged to consult with his, her, or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.

17

This summary is limited to U.S. stockholders who hold shares of our Class A common stock or Class B common stock prior to the Reverse Stock Split (“Old Shares”) and the shares of our Class A common stock or Class B common stock immediately after the Reverse Stock Split (“New Shares”) as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. stockholder. In addition, it does not address consequences relevant to U.S. stockholders that are subject to particular rules, including:

●	persons subject to the alternative minimum tax or Medicare contribution tax on net investment income;
●	persons whose functional currency is not the U.S. dollar;
●	persons holding our Class A common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
●	persons who are former U.S. citizens or long-term residents;
●	banks, insurance companies, and other financial institutions;
●	mutual funds, real estate investment trusts, or regulated investment companies;
●	brokers, dealers, or traders in securities;
●	tax-exempt organizations or governmental organizations;
●	persons deemed to sell our Class A common stock under the constructive sale provisions of the Code;
●	persons who hold or receive our Class A common stock (including any restricted shares of our Class A common stock) pursuant to the exercise of any employee stock options or otherwise as compensation;
●	persons who are subject to special tax accounting rules under Section 451(b) of the Code;
●	persons who hold our Class A common stock as “qualified small business stock” pursuant to Section 1202 of the Code; and
●	tax-qualified retirement plans.

As noted above, this discussion is limited to stockholders that are U.S. stockholders. For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of our Class A common stock or Class B common stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Class A common stock Class B common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Class A common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split. The following discussion also does not address any U.S. federal income or other tax consequences that may affect non-U.S. stockholders that participate in the Reverse Stock Split, including the potential for any U.S. withholding taxes that may be imposed on any cash paid in lieu of a fractional New Share (potentially at up to a 30% rate, or such lower rate as may be specified by an applicable income tax treaty).

ALL STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAX JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

18

U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Stockholders

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. If so treated, in general, and except as described below with respect to cash in lieu of fractional shares, no gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged (excluding the portion of the tax basis allocable to any fractional share), and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Stockholders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Cash in Lieu of Fractional Shares

In general, a U.S. stockholder who receives cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having sold such fractional share for cash. Such a U.S. stockholder should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. stockholder’s tax basis in the Old Shares being exchanged that is allocated to the fractional share of New Shares. The capital gain or loss should be long term capital gain or loss if the U.S. stockholder’s holding period for such Old Shares being exchanged that is allocated to the fractional share of New Shares exceeded one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to various limitations under the Code. U.S. stockholders are advised to consult their tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of Class A common stock pursuant to the Reverse Stock Split.

Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split, unless a U.S. stockholder is an exempt recipient. In addition, U.S. stockholders may be subject to backup withholding (at the current applicable rate of 24%) on the payment of such cash if they do not provide an IRS Form W-9 in the manner required or otherwise fail to comply with applicable backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. stockholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Vote Required

Approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting together as a single class.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3.

19

PROPOSAL 4: APPROVAL OF THE WARRANT PROPOSAL

The Company is asking stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to (i) 8,229,701 shares of Class A Common Stock upon the exercise of the Inducement Warrant (ii) 384,053 shares of Class A Common Stock upon the exercise of the Placement Agent Warrants and (iii) 1,000,000 shares of Class A Common Stock upon the exercise of the Common Stock Warrant issued to an institutional investor in connection with the amendments to certain outstanding warrants.

Background

On September 3, 2025, we entered into a warrant exercise inducement offer letter (the “Inducement Letter”) with a holder (the “Holder”) of outstanding warrants to purchase shares of our Class A Common Stock. Pursuant to the Inducement Letter, the Holder agreed to exercise for cash warrants to purchase 5,486,467 shares of our common stock, consisting of (i) 1,484,953 shares underlying the Series A Common Stock Purchase Warrants (the “Series A Warrants”), (ii) 1,484,952 shares underlying the Series B Common Stock Purchase Warrants (the “Series B Warrants”), and (iii) 2,516,562 shares underlying warrants we issued in April 2025 (the “Common Warrants” and together with the Series A Warrants and Series B Warrants, the “Existing Warrants”), at the current exercise price of $0.8202 per share in consideration for our agreement to issue the Inducement Warrant (the “Warrant Exercise and Inducement Transaction”). On September 4, 2025, (the “Closing Date”) the Holder exercised the Existing Warrants and in consideration for such exercise the Company issued the Inducement Warrant to the Holder.

The Inducement Warrant is exercisable for 8,229,701 shares of Class A Common Stock, has an exercise price of $1.08 per share, subject to certain anti-dilution adjustments, is exercisable upon stockholder approval and has a term of exercise of five years from the initial exercise date. The Company received aggregate gross proceeds of approximately $4.5 million from the exercise of the Existing Warrants by the Holder.

Roth Capital Partners, LLC (“Roth”) acted as the exclusive placement agent in connection with the Warrant Exercise and Inducement Transaction. The Company paid Roth a cash placement fee equal to 7.0% of the aggregate gross proceeds and issued warrants to purchase up to 384,053 shares of the Company’s common stock (the “Placement Agent Warrants”) (which represents 7.0% of the sum of the Existing Warrants exercised) at an exercise price of $1.08 per share.

The Company will use the net proceeds from the exercise of the Existing Warrants for general corporate and working capital purposes.

The Company also agreed to register the resale of the shares of Class A Common Stock issuable upon the exercise of the Inducement Warrant and the Existing Warrants.

Additionally, on October 24, 2025, we entered into amendments to certain outstanding warrants to purchase an aggregate of an aggregate of 13,375,490 shares of our Class A Common Stock. The amendments revise certain terms of the warrants with the objective that, under applicable guidance in ASC Topic 480, Distinguishing Liabilities from Equity and ASC Topic 815, Derivatives and Hedging (“ASC 815”), the amended warrants are expected to be equity-classified financial instruments. The amendments did not affect any terms of the warrants that are inputs into the estimation of the fair value of warrants under the Black-Scholes option pricing model, which we use to estimate the fair value of warrants. As part of these amendments, we issued an additional warrant to purchase 1,000,000 shares our Class A Common Stock on the same terms as the Inducement Warrants.

20

Terms of Inducement Warrant, Placement Agent Warrants and Common Stock Warrant

The following summary of certain terms and provisions of the Inducement Warrant, the Placement Agent Warrants and the Common Stock Warrant is not complete and is subject to, and qualified in its entirety by, the provisions of the (i) Inducement Warrant and Placement Agent Warrants the form of which was filed as Exhibit 4.1, Exhibit 4.3, respectively to the Company’s Current Report on Form 8-K filed on September 4, 2025 and is incorporated herein by reference and (ii) the Common Stock Warrant the form of which was filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on October 30, 2025 and is incorporated herein by reference. The terms of the Inducement Warrant, Placement Agent Warrants, and Common Stock Warrant are the same.

Duration and Exercise Price

The Warrants have an initial exercise price equal to $1.08 per share. The Warrants are exercisable at any time on or after the date upon which the transaction is approved by stockholders (“Stockholder Approval Date”) and have a term of exercise of five years following the initial exercise date. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price.

Exercisability

The Warrants will be exercisable, at the option of the holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s Warrants to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants.

Cashless Exercise

If, at the time a holder exercises its Warrants, a registration statement registering the resale of the Warrant Shares by the holder under the Securities Act of 1933, as amended (the “Securities Act”) is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrant.

Fundamental Transactions

In the event of any fundamental transaction, as described in the Warrants and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, then upon any subsequent exercise of the Warrants, the holder will have the right to receive as alternative consideration, for each share of our common stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our common stock for which the Warrant is exercisable immediately prior to such event. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Warrants have the right to require us or a successor entity to redeem the Warrants for cash in the amount of the Black Scholes Value (as defined in each Warrant) of the unexercised portion of the Warrants concurrently with or within 30 days following the consummation of a fundamental transaction.

However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our board of directors, the holders of the Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

21

Transferability

Subject to applicable laws, the Warrants may be transferred at the option of the holder upon surrender of the Warrant to us together with the appropriate instruments of transfer.

Fractional Shares

No fractional shares of common stock will be issued upon the exercise of the Warrants. Rather, the number of shares of common stock to be issued will, at our election, either be rounded up to the next whole share or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market

There is no established trading market for the Warrants, and we do not expect an active trading market to develop. We do not intend to apply to list the Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the Warrants will be extremely limited.

Rights as a Stockholder

Except as otherwise provided in the Warrants or by virtue of the holder’s ownership of shares of the Company’s common stock, a holder of the Warrants does not have the rights or privileges of a holder of the Company’s common stock, including any voting rights or dividends, until such holder exercises such holder’s Warrants.

Waivers and Amendments

The Warrants may be modified or amended or the provisions of the Warrants waived with the Company’s and the holder’s written consent.

Reasons for Seeking Stockholder Approval

Our Class A Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

The Nasdaq 20% Rule. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, in each case, at a price that is less than the “Minimum Price.” The Minimum Price is the lower of (1) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average Nasdaq official closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Company is asking stockholders to approve the issuance of up to (i) 8,229,701 shares of Class A Common Stock issuable upon the exercise of the Inducement Warrant, (ii) 384,053 shares of Class A Common Stock issuable upon the exercise of the Placement Agent Warrants, because in the absence of stockholder approval, such issuance would violate Nasdaq Listing Rule 5635(d) and (iii) 1,000,000 shares of Class A Common Stock issuable upon exercise of the Common Stock Warrant.

22

If we do not obtain such stockholder approval at the Annual Meeting, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the Inducement Warrant, Placement Agent Warrants and Common Stock Warrant (collectively, the “Warrants”) are no longer outstanding.

Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d) and will satisfy our obligation to obtain stockholder approval pursuant to the Warrants.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 4 is not approved by our stockholders, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after this Annual Meeting imposes significant costs on us, including legal and accounting costs, and diversion of management attention.

The Warrants are not exercisable until we obtain stockholder approval. Thus, failure to obtain such approval will prevent the holders of the Warrants from exercising such warrants, and we will not be able to receive the exercise price for such warrants until we have obtained stockholder approval.

Potential Adverse Effects

If our stockholders vote to approve the issuance of the Warrant Shares, the issuances will not require any additional approval by our stockholders. The issuance of such Warrant Shares will have a dilutive effect on current stockholders other than the holders that exercise such warrants, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Class A Common Stock. The issuance of such Class A Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Class A Common Stock to decline. The dilutive impact of the Warrant Shares issuance cannot be fully determined as of the date hereof as such Warrants are only expected to be exercised if the market price of the Class A Common Stock is above the $1.08 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the Warrants.

Factors Considered by the Board in its Recommendation

After careful consideration at the time of the Warrant Exercise and Inducement Transaction, our Board determined that the Warrant Exercise and Inducement Transaction was in the best interest of the Company in light of the Company’s cash and funding requirements.

After further careful consideration, including of the Company’s current cash and funding requirements, our Board determined to recommend that our stockholders approve the issuance of Class A Common Stock upon the exercise of the Warrants.

We currently intend to use the proceeds from such exercises for working capital and other general corporate purposes. However, we cannot predict when and in what amounts or if the Warrants will be exercised by payments of cash, and it is possible that the Warrants may expire and never be exercised, in which case we would not receive any cash proceeds.

Required Vote

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, present by virtual attendance or represented by proxy at the Annual Meeting is required for the approval of the Warrant Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 4.

23

Audit Committee Report

The audit committee has reviewed and discussed our 2025 audited consolidated financial statements with management. The audit committee has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and SEC.

The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the audit committee recommended to the Board that our audited consolidated financial statements be included in our 2025 Annual Report on Form 10-K for filing with the SEC.

Kurt Busch, Chair

William Carpou

Frederick Goerner

The Audit Committee of the Board of Directors

24

MANAGEMENT

Executive Officers and Directors

The following sets forth certain information, as of the date of this proxy statement, concerning each of our executive officers and directors. Biographical information on David Aldrich, Frederick Goerner and Keyvan Samini are included above in “Proposal 1 – The Director Election Proposal.”

Name	Age	Position
Executive Officers
Philip Sansone	66	Chief Executive Officer and Director
Keyvan Samini	59	Co-founder, President, Chief Financial Officer and Director
James Aralis	71	Chief Technology Officer

Non-Employee Directors
James Peterson	70	Co-founder, Director
David Aldrich	69	Director
Kurt Busch	55	Director
William Carpou	72	Director
Frederick Goerner	77	Co-founder, Director
Michael Long	67	Director

Philip Sansone. Philip Sansone was appointed as Chief Executive Officer and as a director in July 2025. Mr. Sansone, served as Interim Chief Executive Officer from April 2025 to July 2025 and as Vice President of Worldwide Sales at the Company from September 2021 to April 2025. Prior to his service at the Company, Mr. Sansone served as Vice President of Global Distribution at MaxLinear, a provider of radio frequency, analog, digital and mixed-signal integrated circuits, from April 2019 to September 2021. Mr. Sansone received his bachelor’s degree in business administration from the New York Institute of Technology and brings decades of worldwide sales and distribution experience to the Company. We believe that Mr. Sansone is qualified to serve as a member of the Board because of his experience and familiarity with the industry.

James Aralis. James Aralis has served as our Chief Technology Officer since May 2022. Mr. Aralis has spent more than 40 years in the development of analog, digital, and mixed signal integrated circuits, systems, and software/firmware. Mr. Aralis has also contributed to the development of custom analog device and process technologies and CAD systems. From January 2007 to June 2018, he also served as Chief Technology Officer, as well as senior vice president of advanced development, of Microsemi, now Microchip Technology Inc., a technology company specializing in semiconductor and systems solutions for communications, defense and security, aerospace and industrial markets. Since retiring in June 2018, Mr. Aralis has spent his time consulting, advising and serving on boards of various companies and philanthropic organizations. Mr. Aralis studied at University of California, Los Angeles, graduating with a Bachelor of Science in Math Applied Science and Physics and a Master of Science in Electrical Engineering. Mr. Aralis holds numerous patents and publications and has given technical and keynote presentations in many conferences across the world. We believe that Mr. Aralis is qualified to serve as a member of the Board because of his experience in the industry, specifically with regard to the development of analog, digital and mixed signal integrated circuits, systems and software/firmware.

Non-Employee Directors

James Peterson. James Peterson is a co-founder of the Company and has served as a member of our Board since February 2021 and as the Executive Chairman of the Board since November 2021. From 2000 to 2018, Mr. Peterson served as Chief Executive Officer and Chairman of Microsemi Corporation, now Microchip Technology Inc., a technology company specializing in semiconductor and systems solutions for communications, defense and security, aerospace and industrial markets. We believe that Mr. Peterson is qualified to serve as a member of the Board because of his experience as a former president and chief executive officer of a previously publicly-traded company prominent in the semiconductor industry.

25

Kurt Busch. Kurt Busch has served as a member of our Board since February 2021. Mr. Busch is also the co-Founder and Chief Executive Officer of Syntiant Corp., an AI company specializing in delivering end-to-end deep learning solutions for always-on applications. From November 2015 until April 2017, Mr. Busch served as the Chief Executive Officer at Busch Toschi, LLC, advising technology companies regarding sales, marketing, business development and strategic options. From August 2011 to 2015, Mr. Busch served as President, Chief Executive Officer and member of the Board at Lantronix, a global provider of secure data access and management solutions for Internet of Things and information technology. Mr. Busch has also served in leadership positions at Mindspeed Technologies, Inc. from October 2006 to August 2011. Mr. Busch studied at the University of California at Irvine, graduating with a Bachelor of Science degree in electrical and computer engineering and a Bachelor of Science degree in biological science. He later earned his Masters of Business Administration from Santa Clara University in 1998. In 2021, Mr. Busch was named Ernst & Young’s Entrepreneur of the Year 2021 Pacific Southwest — Orange County. We believe that Mr. Busch is qualified to serve as a member of the Board because of his extensive industry experience, coupled with his previous high-level positions in the industry.

William Carpou. William Carpou has been a Board member since June 2021. He has served as the CEO of Octane, a technology accelerator in California focused on fostering technology industry growth and creating new companies and jobs in Orange County, since May 2015. Prior to Octane, Mr. Carpou was the managing partner of TheGreyGroup where Kaplan Performance Solutions was their top client, RGIS (a Blackstone portfolio company), and Profit Recovery Partners. He also serves on the Board of Directors of Priveterra Acquisition Corp II, is Chairman of Octane Enterprise Solutions, the President’s Advisory Council of Villanova University, and a member of the Chief Executive Roundtable at the University of California, Irvine. Additionally, he is the founding general partner of Visionary Ventures and Elevation Ventures. Mr. Carpou holds a Bachelor of Science degree in marketing from Villanova University. His extensive experience in sales, private equity, and various senior executive positions, along with his philanthropic efforts, make him a valuable member of the Board.

Michael Long. Michael Long has served as a member of our Board since January 22, 2024. From May 2009 until May 2022 was the former chairman, president and chief executive officer of Arrow Electronics, Inc. (“Arrow”). Prior to being named chief executive officer in May 2009, Mr. Long served as president and chief operating officer of Arrow, with responsibility for all of the company’s operations and business units. Before that, Mr. Long served as senior vice president of Arrow and president of the company’s Global Components business with responsibility for overseeing Arrow’s semiconductor, passive, electromechanical and connector products and services businesses worldwide. Mr. Long had been employed by Arrow since 1991 when Arrow merged with Schweber Electronics, a company where he held various leadership roles from 1983 to 1990. In 1994, Mr. Long was president, Capstone Electronics, an Arrow company, and from 1995 to 1999, he was president of Gates/Arrow Distributing. From 1998 to 2005, Mr. Long was president and chief operating officer of Arrow North American Computer Products (now Arrow Enterprise Computing Solutions). Mr. Long also served as president of North America and Asia/Pacific components. Mr. Long holds a bachelor’s degree in business administration from the University of Wisconsin and attended the Milwaukee School of Engineering. He is active in the Young Presidents’ Organization, a global peer networking group. Mr. Long served on the board of directors of AmerisourceBergen from May 2006 until March 2023 and currently serves on the boards of the following nonprofit organizations: UC Health and the National Western Stock Show.

Corporate Governance

Classified Board of Directors

In accordance with our Charter, the Board (including the Class B Directors but excluding any directors elected by a series of preferred stock) is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. Upon expiration of the term of a class of directors, directors for that class will be elected for three-year terms at the annual meeting of stockholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor or his or her earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

26

On March 3, 2025, Fabrizio Battaglia, Kurt Busch and William Carpou were elected to serve as Class I directors with a term expiring at the Company’s 2028 annual meeting of stockholders. On December 18, 2023, (i) David Aldrich, Frederick Goerner and Keyvan Samini were elected to serve as Class II directors with a term expiring at the Company’s 2026 annual meeting of stockholders and (ii) Dr. Jiong Ma and James Peterson were elected to serve as Class III directors with a term expiring at the Company’s 2027 annual meeting of stockholders. On January 22, 2024, we and Dr. Ma entered into a Resignation and Release Agreement, pursuant to which Dr. Ma resigned from the Board as a director, effective January 22, 2024. We appointed Mr. Michael Long to serve as a Class III director of the Board for a term expiring at the 2027 annual meeting of stockholders. On July 25, 2025, Fabrizio Battaglia stepped down from his role as Director, and Philip Sansone was appointed to serve as a Director.

Family Relationships

There are no family relationships among any of the executive officers or directors of the Board.

Director Independence

The Board has determined, based on information provided by each director concerning his background, employment and affiliations, that Messrs. Aldrich, Busch, Carpou, Goerner and Long do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq listing standards. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Person Transactions.”

Meetings of the Board

The Board held four meetings during 2025. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period in which he was a director and (2) the total number of meetings of all Committees on which he served during the period in which he was a director. Additionally, the Board acted by written consent ten times during 2025. It is the policy of the Board to encourage its members to attend our Annual Meeting, but it is not required.

Committees of the Board of Directors

The Board currently has three standing committees: the audit committee, the compensation committee and a nominating committee. The Board has adopted a charter for each committee, each of which is available on the investor relations portion of our website. Members will serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees as it deems necessary or appropriate from time to time.

The following table shows the members of each of the Board committees and the number of committee meetings held during the 2025 fiscal year.

Director	Audit Committee	Compensation Committee	Nominating Committee
David Aldrich		Member	Chair
Kurt Busch	Chair Financial Expert		Member
William Carpou	Member	Member	Member
Frederick Goerner	Member	Chair
Meetings in 2025	2	0	0
Acted by Written Consent	1	3	2

27

Audit Committee

The audit committee consists of Kurt Busch, William Carpou and Frederick Goerner, with Kurt Busch serving as chair and as the “audit committee financial expert” within the meaning of the SEC regulations. The Board determined that each of Messrs. Kurt Busch, William Carpou and Frederick Goerner meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and the Nasdaq listing standards and also meets the financial literacy requirements of the Nasdaq listing standards.

The primary functions of the audit committee include:

●	helping the Board oversee our corporate accounting and financial reporting processes;
●	managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;
●	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	overseeing our policies on risk assessment and risk management;
●	overseeing compliance with our code of business conduct and ethics;
●	reviewing related person transactions; and
●	approving or, as required, pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

The compensation committee consists of Frederick Goerner, David Aldrich and William Carpou, with Frederick Goerner serving as chair. The Board determined that Frederick Goerner, David Aldrich and William Carpou each meet the definition of “independent director” for purposes of serving on the compensation committee under the Nasdaq listing standards, including the heightened independence standards for members of a compensation committee.

The primary purpose of our compensation committee is to discharge the responsibilities of the Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. The principal functions of the compensation committee are expected to include, among other things:

●	reviewing, approving and determining, or making recommendations to the Board regarding, the compensation of our chief executive officer, other executive officers and senior management;
●	reviewing, evaluating and recommending to the Board succession plans for our executive officers;
●	reviewing and recommending to the Board the compensation paid to our non-employee directors;
●	administering our equity incentive plans and other benefit programs;
●	reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and
●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser.

28

Nominating Committee

The nominating committee consists of David Aldrich, Kurt Busch and William Carpou, with David Aldrich serving as chair. The Board determined that David Aldrich, Kurt Busch and William Carpou each meet the definition of “independent director” under the Nasdaq listing standards.

Our nominating committee is responsible for, among other things:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board;
●	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;
●	instituting plans or programs for the continuing education of the Board and the orientation of new directors;
●	developing and making recommendations to the Board regarding corporate governance guidelines and matters;
●	overseeing our corporate governance practices;
●	overseeing periodic evaluations of the Board’s performance, including committees of the Board; and
●	contributing to succession planning.

The Nominating Committee is governed by a charter that complies with the rules of Nasdaq. In selecting director nominees for election by the stockholders or appointment by the Board consistent with the Board’s criteria for new directors, the Nominating Committee considers, among other criterion, knowledge, experience, skills, diversity and expertise so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation, Nasdaq listing standards or the Company’s Bylaws.

Board Leadership Structure

The Board is responsible for selecting the Chief Executive Officer and the Chairman of the Board; both of these positions may be held by the same person or by two separate individuals. Currently, Philip Sansone serves as the Chief Executive Officer and a director and James Peterson serves as the Chairman of the Board. The Board believes separating the positions of Chairman of the Board and Chief Executive Officer allows the Chief Executive Officer to focus on the Company’s day-to-day business and operations, while allowing our Chairman to lead the Board in its fundamental role of providing advice to and oversight of management.

Role of Board of Directors in Risk Oversight Process

Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board is regularly informed of such risks through committee reports and otherwise. While the Board oversees our risk management, management is responsible for day-to-day risk management processes.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serve, or in the past year have served, as members of the Board or compensation committee of any entity that has one or more executive officers serving on the Board.

29

Code of Business Conduct and Ethics

We have a code of business conduct and ethics that applies to all of our executive officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of business conduct and ethics is available on the investor relations portion of our website. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of business conduct and ethics on our website rather than by filing a Current Report on Form 8-K.

Insider Trading Policy

We have an insider trading policy and procedures that govern the purchase, sale and/or other dispositions of our securities by directors, officers, and employees, together with their immediate family members and other persons living in their households. We believe our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable Nasdaq standards. In addition, it is the policy of the Company to comply with applicable U.S. securities laws, including laws, rules and regulations related to trading in our securities. A copy of our Insider Trading Policy was filed as an exhibit to our Form 10-K for the year ended September 30, 2025.

Limitation on Liability and Indemnification of Officers and Directors

The Bylaws provide that our directors and officers will be indemnified and advanced expenses by the Company to the fullest extent permitted by applicable law. In addition, the Charter provides that our directors and officers will not be liable to the Company or its stockholders for monetary damages for breaches of their fiduciary duty as directors and officers, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.

The Bylaws also permit the Company to purchase and maintain insurance on behalf of any director, officer, employee or agent of the Company for any liability arising out of his or her status as such, regardless of whether the DGCL would permit indemnification.

These provisions may discourage stockholders from bringing a lawsuit against the Company’s directors or officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and its stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent the Company pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification and advancement provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Company’s directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

30

EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which permit us to limit reporting of executive compensation to our principal executive officer and our two other most highly compensated executive officers.

The following table contains compensation data for our named executive officers for the fiscal years ended September 30, 2025 and 2024. In this section, “Named Executive Officer” or “NEO” means the principal executive officer and each of the two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers for the year ended September 30, 2025 and whose total compensation exceeds $100,000, as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an executive officer of us at September 30, 2025.

These individuals, and who are referred to in this section as “named executive officers,” and their positions are as follows:

●	Philip Sansone: Chief Executive Officer and Director
●	Fabian Battaglia: Former Chief Executive Officer and Former Director
●	Keyvan Samini: Co-founder, President, Chief Financial Officer and Director
●	James Aralis: Chief Technology Officer

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the fiscal years ended September 30, 2025 and September 30, 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Philip Sansone	2025	266,917	-	1,760,000	-	2,032,542
Chief Executive Officer and Director

Fabian Battaglia	2025	202,386	-	5,274,997	50,273	5,527,656
Co-Founder, Former Chief Executive Officer and Former Director	2024	509,012	450,000	-	321,203	1,280,215

Keyvan Samini	2025	309,000	-	5,274,997	66,115	5,650,112
Co-Founder, President and Chief Financial Officer, and Director	2024	469,857	450,000	-	321,188	1,241,045

James Aralis	2025	74,000	-	80,000	-	154,000
Chief Technology Officer	2024	161,000	-	-	11,250	172,250

(1)	Amounts in 2024 include $119,012 for Mr. Battaglia and $109,857 for Mr. Samini for cash paid in lieu of accrued vacation.
(2)	The amount reported in this column for co-founders Messrs. Battaglia and Samini represents the aggregate grant date fair value of the stock awards in accordance with ASC Topic 718, which is based on the stock price on the date of the Closing of $10.47. However, the value received at issuance of the Post-Closing RSUs on April 15, 2025 was approximately $283,333, which is based on the issuance date stock price of $0.85.
(3)	In fiscal 2024 and 2025, for Messrs. Battaglia and Samini, includes reimbursement for the payment of taxes owed.

31

Narrative Disclosure to Summary Compensation Table

For the fiscal years ended September 30, 2025 and 2024, the compensation program for our named executive officers consisted of base salary, cash bonus, equity awards, and certain standard employee benefits.

Employment Agreements

Philip Sansone

As of September 30, 2025, we have not finalized the compensation arrangements in connection with Mr. Sansone’s appointment as Chief Executive Officer. We plan to disclose the material terms of such arrangements once they have been determined and finalized.

Fabian Battaglia

Mr. Battaglia is a co-founder of the Company. Mr. Battaglia served as our Chief Executive Officer effective November 15, 2022 through July 25, 2025

As of July 25, 2025, Mr. Battaglia retired as Chief Executive Officer and as a member of the Board. Pursuant to the Severance Agreement entered into on July 25, 2025, Mr. Battaglia will receive for himself and his spouse health benefits (COBRA) for 36 months. He will also retain the equity awards already granted to him, which will vest in accordance with their terms.

Keyvan Samini

Mr. Samini is a co-founder of the Company. We are a party to an Employment Term Sheet with Mr. Samini, pursuant to which he serves as our President, and Chief Financial Officer with an initial term of two years, effective November 15, 2022, which will automatically renew for additional consecutive one-year terms unless either party provides the other party with 180 days’ notice of the intent not to renew prior to the expiration of the applicable terms.

Under his Employment Term Sheet, Mr. Samini is entitled to receive a base salary of $360,000 per year and is also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. In addition, Mr. Samini will be granted, on the first, second and third anniversaries of December 21, 2023, Post-Closing RSUs with respect to 333,333 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to us through the applicable grant dates and vesting dates. The Post-Closing RSUs will become fully vested in the event of a change of control, or if Mr. Samini’s employment is terminated either without cause or by him for Good Reason (as defined in the Employment Term Sheet).

If we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason, Mr. Samini is entitled to (i) two times the amount of Mr. Samini’s base compensation and two times the amount of the target bonus amount in which termination occurs, payable in equal installments over 24 months, and (ii) subject to Mr. Samini’s election of COBRA continuation coverage, reimbursement for up to 24 months of subsidized COBRA benefits or if earlier, on the date on which Mr. Samini becomes covered under another group health plan. However, if we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason during the period commencing 60 days prior to and ending 12 months following a change in control, the severance amount described immediately above shall be increased to three times (and paid in a lump sum payment), and the COBRA reimbursement will increase to 36 months.

James Aralis

Mr. Aralis entered into an employment agreement with Mobix Labs to serve as its Chief Technology Officer, effective as of May 18, 2022 (the “Aralis Employment Agreement”). Pursuant to his employment agreement, Mr. Aralis was entitled to receive a base salary of $120,000 per year, which was based on one day per week, and any month which exceeded more than four days was compensated at a secondary rate of $2,000 per day.

32

The narrative below summarizes the payments and benefits that each named executive officer was eligible to receive for the fiscal years ended September 30, 2025 and 2024 based on the Employment Term Sheets with Messrs. Battaglia and Samini and the Aralis Employment Agreement.

Base Salary

The base salary for each named executive officer was set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. The annual base salary earned by the named executive officers for each of the fiscal years ended September 30, 2025 and 2024 is set forth in the summary compensation table above under the column heading “Salary.” Amounts in the “Salary” column for the fiscal year ended September 30, 2024 also include $119,012 for each of co-founders Messrs Battaglia and Samini for cash paid in lieu of accrued vacation, which payments did not occur for the fiscal year ended September 30, 2025.

Bonus

In fiscal 2024, the Compensation Committee approved a bonus to each of co-founders Messrs. Battaglia and Samini in recognition of their efforts in connection with the completion of the merger between Chavant Acquisition Corp. and Legacy Mobix, which amount is set forth in the summary compensation table above under the column heading “Bonus.” In fiscal 2025, the Compensation Committee did not approve a bonus to any of our NEOs.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our NEOs and grant equity incentive awards to them from time to time. On May 5, 2022, the following restricted stock units (“RSUs”) were granted to the following directors and executive officers: (i) co-founder James Peterson in the amount of 1,000,000 RSUs; (ii) co-founder Frederick Goerner in the amount of 1,000,000 RSUs; (iii) co-founder Fabrizio Battaglia in the amount of 2,000,000 RSUs; and (iv) co-founder Keyvan Samini in the amount of 2,000,000 RSUs. These RSUs originally vested upon the satisfaction of both time-based vesting requirements and performance conditions. These RSUs were amended on November 15, 2022 to provide for a three-year vesting schedule, with one-third of the total RSUs vesting on each anniversary of the Closing. These RSUs were subsequently cancelled, effective March 26, 2023. In exchange, Messrs. Peterson, Goerner, Battaglia and Samini, each a co-founder, received a commitment from us to issue one-half of that number of RSUs over three years, beginning on the first anniversary of the Closing, referred to as “Post-Closing RSUs.”

For fiscal 2025, our NEOs received the following equity incentive awards.

On January 22, 2024, the Compensation Committee approved, subject to stockholder approval of Mobix Labs stockholders, which was obtained on January 3, 2025, a grant of 2,550,000 restricted stock awards to each of the co-founders Messrs. Battaglia and Samini in consideration of their efforts in connection with the public listing of our shares on Nasdaq.

The restricted stock awards for the co-founder Mr. Battaglia have the following vesting terms: (1) 100,000 shares will vest on each of (i) July 15, 2025, (ii) October 15, 2025, (iii) January 15, 2026, and (iv) April 15, 2026; (2) 200,000 shares will vest on each of (i) July 15, 2026, (ii) October 15, 2026, (iii) January 15, 2027, and (iv) April 15, 2027; (3) 300,000 shares will vest on each of (i) July 15, 2027, (ii) October 15, 2027, and (iii) January 15, 2028; and (4) 450,000 shares will vest on July 15, 2028.

33

The restricted stock awards for the co-founder Mr. Samini have the following vesting terms: (1) 5% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $2.00 for 10 consecutive trading days on Nasdaq or (ii) July 1, 2025; (2) 10% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $2.00 for 10 consecutive trading days on Nasdaq, or (ii) November 1, 2025; (3) 15% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $2.00 for 10 consecutive trading days on Nasdaq or (ii) January 1, 2026; (4) 25% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $3.00 for 10 consecutive trading days on Nasdaq or (ii) April 1, 2026; (5) 25% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $3.50 for 10 consecutive trading days on Nasdaq or (ii) July 1, 2026; and (6) 30% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $4.00 for 10 consecutive trading days on Nasdaq or (ii) November 1, 2026.

On April 10, 2025, Mr. Sansone forfeited options to purchase 172,184 shares of Mobix Class A Common Stock. In exchange, the Compensation Committee granted 400,000 RSUs and 600,000 RSUs to Mr. Sansone on April 10, 2025 and April 15, 2025, respectively (collectively, the “Sansone RSUs”). Ninety percent of the Sansone RSUs vested at each respective grant date, and the remaining ten percent vest in equal installments on the last day of each calendar month thereafter until fully vested on January 1, 2026. The delivery of shares underlying the Sansone RSUs will be deferred until the earlier of (i) Mr. Sansone’s separation from service, disability, death; (ii) a change in control of the Company; (iii) the occurrence of an unforeseeable emergency for the participant as defined under Section 409A of the Internal Revenue Code; or (iv) January 1, 2026.

On April 15, 2025, the Compensation Committee granted 333,333 Post-Closing RSUs to each of co-founders Messrs. Battaglia and Samini (which grants were originally planned to be issued on the first anniversary of the Closing). The Post-Closing RSUs vest in their entirety on December 21, 2025.

On July 9, 2025, the Compensation Committee granted Mr. Aralis 100,000 RSUs, 50,000 of which vested on August 20, 2025 and the remaining 50,000 vested on November 20, 2025.

On September 19, 2025, the Compensation Committee granted Mr. Sansone 1,000,000 RSUs which vest in equal installments on (i) January 1, 2027, (ii) April 1, 2027, (iii) July 1, 2027 and (iv) October 1, 2027.

Benefits and Perquisites

In the fiscal years ended September 30, 2025 and 2024, we provided benefits to our NEOs on the same basis as provided to all of its employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, vacation and paid holidays. The NEOs are also eligible to participate in our 401(k) plan.

34

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table presents, for each of our NEOs, information regarding outstanding equity awards as of September 30, 2025.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)
Philip Sansone	––		––		––	––	––	400,000	(2)	324,000	––	––
	––		––		––	––	––	600,000	(3)	486,000	––	––
	––		––		––	––	––	1,000,000	(4)	810,000	––	––

Fabian Battaglia	205,882	(5)	––		0.17	8/26/2020	8/11/2030	2,450,000	(6)	1,984,500	––	––
	117,647	(7)	––		0.17	8/26/2020	8/11/2030	333,333	(8)	3,489,997	––	––

Keyvan Samini	205,882	(5)	––		0.17	8/26/2020	8/11/2030	2,422,500	(9)	1,962,225	––	––
	117,647	(7)	––		0.17	8/26/2020	8/11/2030	333,333	(8)	3,489,997	––	––
											––	––
James Aralis	10,000	(10)	––		6.84	5/15/2022	4/4/2032	50,000	(11)	40,5000	––	––
	22,222	(12)	4,445	(12)	6.84	5/18/2022	4/4/2032	––		––	––	––
	183	(13)	––		6.84	4/15/2023	4/4/2032	––		––	––	––

*	The awards set forth in the table above are exercisable for or settled in shares of Class A Common Stock.

(1)	The market value of the awards that have not vested is based on the closing price of the Class A Common Stock on Nasdaq on September 30, 2025, which was $0.8061.
(2)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vest in equal installments on (i) November 15, 2025 and (ii) January 31, 2026.
(3)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vest in such amounts and on such dates as follows: (i) 250,000 restricted stock units on April 30, 2026, (ii) 250,000 restricted stock units on July 15, 2026, and (iii) 100,000 restricted stock units on October 1, 2026.
(4)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vest in equal installments on (i) January 1, 2027, (ii) April 1, 2027, (iii) July 1, 2027, and (iv) October 1, 2027.
(5)	These stock options were granted under the Company’s 2020 Key Employee Equity Incentive Plan and are fully vested and exercisable.
(6)	These restricted stock awards were granted subject to stockholder approval, which was obtained on January 3, 2025, and vest in such amounts and on such dates as follows: (i) 100,000 restricted stock awards on each of (a) October 15, 2025, (b) January 15, 2026, and (c) April 15, 2026; (ii) 200,000 restricted stock awards on each of (a) July 15, 2026, (b) October 15, 2026, (c) January 15, 2027, (d) April 15, 2027; (iii) 300,000 restricted stock awards on each of (a) July 15, 2027, (b) October 15, 2027, (c) January 15, 2028, (d) April 15, 2028; and (iv) 450,000 restricted stock units on July 15, 2028.
(7)	These stock options were granted under the Company’s 2020 Equity Incentive Plan and are fully vested and exercisable.
(8)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vested in their entirety on December 21, 2025.

35

(9)	These restricted stock awards were granted subject to stockholder approval, which was obtained on January 3, 2025, and vest in such percentages and upon such terms as follows: (i) 10% upon the earlier of (a) the tenth consecutive trading day that the Company’s Class A Common Stock closes at or above $2.00 on Nasdaq and (b) November 1, 2025; (ii) 15% upon the earlier of (a) the tenth consecutive trading day that the Company’s Class A Common Stock closes at or above $2.00 on Nasdaq and (b) January 1, 2026; (iii) 25% upon the earlier of (a) the tenth consecutive trading day that the Company’s Class A Common Stock closes at or above $3.00 on Nasdaq and (b) April 1, 2026; and (iv) 25% upon the earlier of (a) tenth consecutive trading day that the Company’s Class A Common Stock closes at or above $3.50 on Nasdaq and (b) July 1, 2026.
(10)	These stock options were granted under the Company’s 2022 Incentive Compensation Plan and are fully vested and exercisable.
(11)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vested on November 20, 2025.
(12)	These stock options were granted under the Company’s 2022 Incentive Compensation Plan and become fully vested and exercisable on May 18, 2026.
(13)	These stock options were granted under the Company’s 2022 Incentive Compensation Plan and are fully vested and exercisable.

Director Compensation

In 2021, we entered into agreements with our non-employee directors, including co-founder James Peterson, co-founder Frederick Goerner David Aldrich, Kurt Busch, and William Carpou. Under these agreements, we agreed to issue to each director an option to purchase 20,000 shares of Class A Common Stock. The options are fully vested. We also agreed to reimburse the director for any reasonable costs and expenses incurred in connection with the director’s services requested by us and performed by the director. Each agreement will automatically renew on the date of director’s reelection unless the Board determines not to renew the agreement, or until a director’s earlier resignation, removal or death.

In connection with the Closing, we amended the Board agreement with each of the co-founders Mr. Peterson and Mr. Goerner. The amendment provides that the director will be granted, on the first, second and third anniversaries of December 21, 2023, Post-Closing RSUs with respect to 166,667 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to Mobix Labs through the applicable grant dates and vesting dates. The Post-Closing RSUs will become fully vested in the event of a change of control, or if the director’s service is terminated either without cause or by him for Good Reason (as defined in the Company’s 2022 Equity Incentive Plan).

On January 22, 2024, the Board approved non-employee director compensation that is designed to retain competent and experienced persons to serve as members of the Board. Non-employee directors will be entitled to receive an annual cash retainer, which will be payable quarterly and pro-rated for partial quarters, of $200,000 and reimbursement for expenses incurred for attending Board meetings. Non-employee Board members will also be entitled to receive awards under the 2023 Equity Incentive Plan annually and upon their initial appointment to the Board as follows:

●	Annual awards of 20,000 RSUs at the next Board meeting occurring after December 21, 2024; and
●	Upon initial election or appointment to the Board, a pro-rated amount of 20,000 RSUs for the partial year.

In addition, the Board approved, and on January 3, 2025 the stockholders approved, the grant of RSUs to the following non-employee directors who were influential in the public listing of our shares on Nasdaq:

●	James Peterson, Co-Founder 1,050,000 RSUs
●	Frederick Goerner, Co-Founder 1,050,000 RSUs
●	David Aldrich 50,000 RSUs
●	Kurt Busch 50,000 RSUs
●	William Carpou 50,000 RSUs

36

Director Compensation Table for Fiscal Year 2025

The table below sets forth the non-employee director compensation for the year ended September 30, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)(4)
James Peterson, Co-Founder	112,500	2,707,341	2,819,841
Frederick Goerner, Co-Founder	112,500	2,733,663	2,846,163
David Aldrich	12,500	264,917	277,417
Kurt Busch	12,500	260,995	273,495
William Carpou	12,500	245,309	257,809
Michael Long	12,500	224,917	237,417

(1)	Each of our non-employee directors received a portion of their fees in Class A Common Stock in lieu of cash. The amount each of our non-employee directors would have otherwise received in cash was $162,500.
(2)	The amount reported in this column for co-founders Messrs. Peterson and Goerner represents the aggregate grant date fair value of the stock awards in accordance with ASC Topic 718, which is based on the stock price on the date of the Closing of $10.47. However, the value received at issuance of the Post-Closing RSUs on April 15, 2025 was approximately $141,667, which is based on the issuance date stock price of $0.85.
(3)	The following table sets forth the aggregate number of restricted stock units outstanding, as of September 30, 2025, for each of our non-employee directors.

Name	Restricted Stock Units (#)	Unexercised Stock Options (#)
James Peterson, Co-Founder	1,273,367	153,416
Frederick Goerner, Co-Founder	1,276,658	153,416
David Aldrich	69,523	153,416
Kurt Busch	69,032	153,416
William Carpou	67,072	––
Michael Long	69,523	––

(4)	Amounts reported herein may not foot due to rounding.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, we do not grant new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of shares of Class A Common Stock and Class B Common Stock by:

●	each person who is the beneficial owner of more than 5% of issued and outstanding shares of Class A Common Stock and Class B Common Stock;
●	each of our named executive officers and directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of Class A Common Stock and Class B Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date and restricted stock units that (i) have vested but are subject to certain delivery conditions that have not yet been met or (ii) are unvested but will vest within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Mobix Labs, Inc., 1 Venture, Suite 220, Irvine, CA 92618.

The percentage ownership of Class A Common Stock and Class B Common Stock is based on 101,072,226 shares of Class A Common Stock and 2,004,901 shares of Class B Common Stock, respectively, outstanding as of January 31, 2026.

Name and Address of Beneficial Owner	Number of Shares of Mobix Labs Class A Common Stock(1)%		Number of Shares of Mobix Labs Class B Common Stock	%	% of Total Voting Power
Directors and Executive Officers

Fabrizio Battaglia(2)	2,375,000	2.3%	125,000	6.2%	2.9%
Keyvan Samini(3)	3,438,394	3.4%	125,000	6.2%	3.8%
James Aralis(4)	124,070	*	—	—	*
James Peterson(5)	4,659,257	4.5%	1,449,275	72.3%	14.5%
David Aldrich(6)	482,326	*	—	—	*
Kurt Busch(7)	565,011	*	—	—	*
William Carpou(8)	491,604	*	—	—	*
Frederick Goerner(9)	1,893,353	1.8%	217,391	10.8%	3.1%
Michael Long	1,051,303	1.0%	—	—	*
Philip Sansone	248,816	*	—	—	*

All Directors and Executive Officers as a Group (ten individuals)	15,329,134	14.7%	1,916,666	95.6%	26.7%
Five Percent and Greater Holders
Armistice Capital, LLC(11)	9,742,593	9.2%	—	—	7.7%

*	Less than one percent

(1)	The number of shares of Class A Common Stock beneficially owned by each person or entity includes any shares of Class B Common Stock (which is convertible for Class A Common Stock) beneficially owned by such person or entity.

38

(2)	Includes (i) 2,250,000 shares of unvested stock awards and (ii) 125,000 shares of Class B Common Stock held of record by The Battaglia Trust. Fabrizio Battaglia is Trustee of The Battaglia Trust and may be deemed to have voting and investment power over securities held thereby.

(3)	Includes (i) 2,167,500 shares of of unvested stock awards, (ii) 171,146 shares of Class A Common Stock and 125,000 shares of Class B Common Stock held of record by The KSSF Trust, dated November 27, 2012 (the “KSSF Trust”), (iii) 73,529 shares of Class A Common Stock held of record by The KSLI Trust, dated December 7, 2012 (the “KSLI Trust”), and (iv) 73,529 shares of Class A Common Stock held of record by The SSLI Trust dated December 7, 2012 (“SSLI Trust”). Keyvan Samini is Trustee of The KSSF Trust and The SSLI Trust, and may be deemed to have voting and investment power over securities held thereby. Keyvan Samini’s spouse is the Trustee of The KSLI Trust and may be deemed to have voting and investment power over securities held thereby. Includes options to purchase 323,529 shares of Class A Common Stock exercisable within 60 days of the Record Date.

(4)	Includes options to purchase 35,738 shares of Class A Common Stock exercisable within 60 days of the Record Date.

(5)	Includes (i) options to purchase 153,416 shares of Class A Common Stock exercisable within 60 days of the Record Date and (ii) 1,050,000 restricted stock units that have vested but not yet been delivered.

(6)	Includes options to purchase 153,416 shares of Class A Common Stock exercisable within 60 days of the Record Date.

(7)	Includes options to purchase 153,416 shares of Class A Common Stock exercisable within 60 days of the Record Date.

(8)	Includes options to purchase 153,416 shares of Class A Common Stock exercisable within 60 days of the Record Date.

(9)	Includes (i) options to purchase 153,416 shares of Class A Common Stock exercisable within 60 days of the Record Date and (ii) 1,050,000 restricted stock units that have vested but not yet been delivered.

(10)	Based on a Schedule 13G filed on November 14, 2025 by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”). The securities are held directly by the Master Fund and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. This amount consists of (i) 4,596,804 shares and (ii) 5,145,789 shares underlying warrants that are exercisable within 60 days of the Record Date. It does not include 9,229,701 shares underlying warrants the exercise of which is subject to stockholder approval. The warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the stockholder from exercising that portion of the warrants that would result in the stockholder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

39

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy

The Board has adopted a written related party transactions policy that requires that related party transactions (as defined below) be reviewed and, if appropriate, approved by the Board’s audit committee, subject to certain exceptions. Our related party transactions policy is designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

A “related party transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. A “related party” means:

●	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or one of the Company’s directors;

●	any person who is known by the Company to be the beneficial owner of more than 5% of the Company’s voting securities; and

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of the Company’s voting securities, and any person (other than a domestic employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of the Company’s voting securities.

Indemnification

Mobix Labs entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements provide that Mobix Labs will indemnify each of its directors and executive officers against any and all expenses incurred by that director or executive officer because of his or her status as a director or officer of Mobix Labs, to the fullest extent permitted by Delaware law, the Charter and the Bylaws.

The Charter of Mobix Labs contains a provision limiting the liability of directors and certain officers of Mobix Labs for monetary damages for breach of fiduciary duty, and the Bylaws provide that Mobix Labs will indemnify each of its present and former directors and officers in those capacities or for serving other business enterprises at its request, to the fullest extent permitted under Delaware law. In addition, the Bylaws provide that, to the fullest extent permitted by Delaware law, Mobix Labs will advance all expenses incurred by its present and former directors and officers in connection with a legal proceeding involving his or her status as a director or officer of Mobix Labs, except that present directors or officers shall undertake to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

Guarantee of Loan

On October 19, 2023, Legacy Mobix borrowed $150,000 from an unrelated finance company, which loan is secured by substantially all assets of Legacy Mobix and is guaranteed by Keyvan Samini, the President, Chief Financial Officer, General Counsel and a director of Mobix Labs. The loan matured in November 2024 and was repaid in full.

On December 2, 2024, a subsidiary of Mobix borrowed $200,000 from an unrelated finance company, which loan is guaranteed by Keyvan Samini, the President, Chief Financial Officer, General Counsel and a director of Mobix Labs. The loan matures in June 2026.

40

Additionally, on August 15, 2025, Philip Sansone, our Chief Executive Officer and director, and Keyvan Samini, the President, Chief Financial Officer, General Counsel and a director, both personally guaranteed the Maxim loan to us with a principal amount of $600,000.

Subscription Agreement

On December 19, 2023, Chavant entered into a subscription agreement with Michael Long, who was appointed as a director of Mobix Labs on January 22, 2024, pursuant to which Mr. Long agreed to purchase, in a private placement that closed substantially concurrently with the Closing, 300,000 shares of Class A Common Stock at a price of $10.00 per share for an aggregate purchase price of $3,000,000, on the terms and subject to the conditions set forth in the subscription agreement. Mobix Labs registered for resale the shares received by Mr. Long pursuant to the subscription agreement and upon exercise of the warrant. Pursuant to the subscription agreement, Mobix Labs agreed to issue additional shares of Class A Common Stock to Mr. Long in the event that the Adjustment Period VWAP during the Adjustment Period is less than $10.00 per share. In such case, Mr. Long was entitled to receive a number of shares of Make-Whole Shares equal to the product of (x) the number of shares of Class A Common Stock issued to him at the closing of the subscription and held by him through the end of the Adjustment Period multiplied by (y) a fraction, (A) the numerator of which is $10.00 minus the Adjustment Period VWAP and (B) the denominator of which is the Adjustment Period VWAP. In the event that the Adjustment Period VWAP is less than $7.00, the Adjustment Period VWAP will be deemed to be $7.00. On November 4, 2024, Mr. Long received 128,570 Make-Whole Shares.

Pre-Merger Related Party Transactions of Chavant

Registration Rights

In connection with the Closing and as contemplated by the Business Combination Agreement, the Company and certain holders entered into the Amended and Restated Registration Rights and Lock-Up Agreement, dated December 21, 2023 (the “Amended and Restated Registration Rights and Lock-Up Agreement”), pursuant to which, among other things, the Company is obligated to file a registration statement to register the resale of certain securities of Mobix Labs held by certain holders, including all the members of the Board other than Michael Long, and to use reasonable best efforts to cause the registration statement to become effective as soon as reasonably practical after the initial filing of the registration statement. The Amended and Restated Registration Rights and Lock-Up Agreement also provides certain holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain exceptions, the Amended and Restated Registration Rights and Lock-Up Agreement further provides the Founder Equityholders and Legacy Mobix Holders shall not transfer their Common Stock until (a) with respect to 50% of such shares, for a period ending on the earlier of the one-year anniversary of the Closing and the date on which the VWAP of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period following the Closing or (b) with respect to the remaining 50% of such shares, for a period ending on the earlier of the one-year anniversary of the Closing and the date on which the VWAP of the Class A Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period following the Closing. The restriction on transfers contained in the Amended and Restated Registration Rights and Lock-Up Agreement expired on December 23, 2024.

Related Party Notes

During the year ended September 30, 2024, the Company, as borrower, issued a third promissory note in a principal amount of $330,000 to Giuseppe Battaglia. The note was issued with an original issue discount of 10% and has a maturity date of November 16, 2024. The note bore interest at a rate of 16% per year. The Company repaid the note in full on April 2025 and the note is no longer outstanding.

41

Sage Hill PIPE Subscription Agreement and Sage Hill Warrant

On December 18, 2023, Chavant entered into a subscription agreement with Sage Hill Investors, LLC (“Sage Hill”) (the “Sage Hill PIPE Subscription Agreement”), pursuant to which Sage Hill agreed to purchase, in a private placement that closed substantially concurrently with the Closing, 1,500,000 shares of Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $15,000,000, on the terms and subject to the conditions set forth in the Sage Hill PIPE Subscription Agreement. Pursuant to the Sage Hill Subscription Agreement, Chavant agreed to issue additional shares of Class A Common Stock to Sage Hill in the event that the volume weighted average price per share of the Class A Common Stock during the 30-day period (the “Adjustment Period”) commencing on the date that is 30 days after the date on which the resale registration statement was declared effective (the “Adjustment Period VWAP”) is less than $10.00 per share. In such case, Sage Hill will be entitled to receive a number of shares of Class A Common Stock equal to the product of (x) the number of shares of Class A Common Stock issued to Sage Hill at the closing of the subscription and held by Sage Hill through the end of the Adjustment Period multiplied by (y) a fraction, (A) the numerator of which is $10.00 minus the Adjustment Period VWAP and (B) the denominator of which is the Adjustment Period VWAP (the “Make-Whole Shares”). Such condition was satisfied on August 30, 2024 and 642,857 Make-Whole Shares were delivered on November 4, 2024.

In connection with the execution of the Sage Hill PIPE Subscription Agreement, Mobix Labs issued to Sage Hill a warrant to purchase 1,500,000 shares of Mobix Labs Stock at an exercise price of $0.01 per share, exercisable upon the closing of the Sage Hill PIPE Subscription Agreement and stockholder approval (the “Sage Hill Warrant”). Stockholders approved the exercise of the Sage Hill Warrant at the special meeting held on January 3, 2025 and was exercised on February 25, 2025.

Sponsor PIPE Subscription Agreement, Sponsor Warrant and Sponsor Letter Agreement

On December 19, 2023, Chavant entered into the subscription agreement (the “Sponsor PIPE Subscription Agreement”) with Chavant Capital Partners (the “Sponsor”) pursuant to which the Sponsor agreed to purchase, in a private placement that closed substantially concurrently with the Closing, 199,737 shares of Class A Common Stock at a price of $10.00 per share for an aggregate purchase price of $1,997,370 paid through the forgiveness of the Forgiven Chavant Obligations (as defined below), on the terms and subject to the conditions set forth in the Sponsor PIPE Subscription Agreement and the Sponsor Letter Agreement described below. Pursuant to the Sponsor PIPE Subscription Agreement, Chavant agreed to issue additional shares of Class A Common Stock to the Sponsor or its permitted transferees in the event that the Adjustment Period VWAP during the Adjustment Period is less than $10.00 per share. In such case, the Sponsor or its permitted transferees will be entitled to receive a number of shares of Class A Common Stock equal to the product of (x) the number of shares of Class A Common Stock issued to the Sponsor at the closing of the subscription and held by the Sponsor or its permitted transferees through the end of the Adjustment Period multiplied by (y) a fraction, (A) the numerator of which is $10.00 minus the Adjustment Period VWAP and (B) the denominator of which is the Adjustment Period VWAP (the “Make-Whole Shares”). Such condition was satisfied on August 30, 2024 and 12,944 Make-Whole Shares were delivered on November 4, 2024.

Warrant Amendments

On October 24, 2025, the Company entered into amendments to certain outstanding warrants to purchase an aggregate of 13,375,490 shares of the Company’s Class A common stock held by the Master Fund (the “Armistice Warrants”). The amendments revise certain terms of the Armistice Warrants so that, under applicable accounting guidance, the Armistice Warrants are classified as equity rather than liabilities on the Company’s balance sheet. As part of these amendments, the Company issued an additional warrant to purchase 1,000,000 shares of Class A common stock. No cash consideration was paid or received in connection with these amendments.

Employment

We employ Haley Castro Battaglia, the daughter-in-law of Fabian Battaglia, our former director and former Chief Executive Officer. Haley Castro Battaglia is our Sales and Marketing Representative and receives an annual salary of $135,000. Ms. Battaglia also received 55,900 restricted stock units on December 24, 2024 which had a fair value of $100,123 on the grant date and an additional 25,000 restricted stock units on July 9, 2025 which had a fair value of $30,000 on the grant date.

42

OTHER MATTERS

In accordance with the Bylaws, the business transacted at the Annual Meeting will be limited to the matters set forth in the Notice of 2026 Annual Meeting of Stockholders and this Proxy Statement.

Stockholder Proposals

Proposals for Inclusion in the Proxy Statement.

The date by which stockholder proposals must be received by us for inclusion in proxy materials relating to the 2027 annual meeting of stockholders, or the “2027 Annual Meeting,” is [   ], 2026. Eligible stockholders who seek to submit a proposal for inclusion in our proxy statement must comply with all applicable Bylaws and SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with SEC regulations governing the solicitation of proxies.

Proposals not Included in the Proxy Statement and Nominations for Director.

Stockholder proposals not included in our proxy statement and stockholder nominations for director may be brought before an annual meeting of stockholders in accordance with the advance notice procedures described in our Bylaws. In general, notice must be received by the Secretary at the address below not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Pursuant to our Bylaws, we must receive notice of any stockholder proposal or nomination for election of director to be submitted for the 2027 Annual Meeting, but not required to be included in our proxy statement, no earlier than [   ], 2026 and no later than [   ], 2026. Stockholder proposals must be in proper written form and must meet the detailed disclosure requirements set forth in our Bylaws, including a description of the proposal, the name of the stockholder and beneficial owner, if any, and such parties’ stock holdings and derivative positions in our securities, if any.

Our Bylaws also require that stockholder proposals concerning nomination of directors provide additional disclosure, including information we deem appropriate to ascertain the nominee’s qualifications to serve on the Board, disclosure of compensation arrangements between the nominee, the nominating stockholder and the underlying beneficial owner, if any, and other information required to comply with the proxy rules and applicable law. The specific requirements of these advance notice provisions are set forth in Sections 1.13 of our Bylaws, a copy of which is available upon request. In addition, to be included on our universal proxy card in connection with the 2026 Annual Meeting, the notice must also include the information required by Rule 14a-19(b)(2) and Rule 14a-19(b)(3). All stockholder proposals and director nominations pursuant to the advance notice provision or proxy access provision in our Bylaws should be sent to Mobix Labs, Inc., Attn: Secretary, at 1 Venture, Suite 220, Irvine, California 92618.

Stockholder Communications

Stockholders or other interested parties may contact the Board, any committee of the Board, the non-employee directors of the Board collectively or any individual director by writing to them in care of the Company’s Secretary, Mobix Labs, Inc., c/o Mobix Labs, Inc., 1 Venture, Suite 220, Irvine, California 92618. This centralized process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The Secretary will forward such correspondence only to the intended recipient(s). Communications relating to accounting, audit matters, or internal controls will also be referred to the Audit Committee. Prior to forwarding any correspondence, the Secretary will review such correspondence and, in his or her discretion, not forward correspondence deemed to be of a commercial nature or relating to an improper or irrelevant topic. The Secretary also will attempt to handle the inquiry directly, for example, when it is a request for information about the Company or it is a stock-related matter.

43

Expenses of Solicitation

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting our Secretary either by calling 1-949-808-8888 or by mailing a request to 1 Venture, Suite 220, Irvine, California 92618. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our Class A common stock. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on the review of copies of such reports furnished to us and written representations that no other reports were required, we believe that, during 2025, our executive officers, directors and greater than 10% beneficial owners timely complied with all Section 16(a) filing requirements applicable to them, except that James Aralis, Keyvan Samini, James Peterson and Frederick Goerner filed a delinquent Form 4 with respect to one transaction and Philip Sansone filed delinquent Form 4s with respect to two transactions and filed a delinquent Form 3.

44

Annex A

Form of Certificate of Amendment

A-1

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

MOBIX LABS, INC.

Mobix Labs, Inc, a Delaware corporation (the “Corporation”), hereby certifies that:

1. The certificate of incorporation of the Corporation is hereby amended by inserting the following at the beginning of Article FOURTH thereof:

Effective immediately upon the effectiveness of the Certificate of Amendment adding this paragraph to this Certificate of Incorporation (the “Effective Time”), each ten (10) to fifty (50) shares of Class A Common Stock or Class B Common Stock that are issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Class A Common Stock or Class B Common Stock, respectively, with the exact ratio within such range to be determined by the Board of Directors prior to the Effective Time and notice of such ratio to be given by the Corporation to its stockholders (the “Reverse Split”). The Reverse Split shall occur automatically without any further action by the Corporation or its stockholders and whether or not any certificate representing such shares immediately prior to the Effective Time (the “Old Certificate”) is surrendered to the Corporation.”

2. The amendment set forth in this certificate of amendment has been adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. On ______ __, 2026, the Board of Directors of the Corporation determined that each ____ (__) shares of the Corporation’s Class A Common Stock or Class B Common Stock that are issued and outstanding immediately prior to the Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Class A Common Stock or Class B Common Stock, respectively, pursuant to the amendment set forth in this Certificate of Amendment. The Corporation gave notice to its stockholders of this ratio on ______ __, 2026.

4. This certificate of amendment shall be effective on ______ __, 2026 at _:__ [a][p].m. Eastern Time.

[Signature Page Follows]

A-2

IN WITNESS WHEREOF, the undersigned has executed and acknowledged this certificate on the date set forth below.

MOBIX LABS, INC.

By:
Name:
Title:
Date:

A-3

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

Mobix Labs, Inc. Annual Meeting

Mobix Labs, Inc.

1 Venture, Suite 220

Irvine, California 92618

ANNUAL MEETING

OF STOCKHOLDERS OF MOBIX LABS, INC.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2026.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Proxy Statement, dated [●], 2026, in connection with the annual meeting of Stockholders (the “annual meeting”) to be held at 9:00 a.m. Pacific Time on [●], 2026, virtually via live webcast, accessible at [●], and hereby appoints Keyvan Samini and Philip Sansone, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all the shares of common stock of Mobix Labs, Inc. (“Mobix”) registered in the name provided, which the undersigned is entitled to vote at the annual meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 4.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1 — Director Election Proposal

Proposal to elect Class II directors named as nominees in the Proxy Statement, each to serve until the third annual meeting of stockholders following this Annual Meeting, or as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal.

		FOR	AGAINST	ABSTAIN
(1)	David Aldrich	☐	☐	☐
(2)	Frederick Goerner	☐	☐	☐
(3)	Keyvan Samini	☐	☐	☐

Proposal No. 2 — Ratification of Selection of Independent Registered Public Accounting Firm Proposal

Proposal to ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) as our independent registered public accounting firm for the fiscal year ending September 30, 2026.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — Reverse Stock Split Proposal

Proposal to approve, an amendment to our certificate of incorporation, as amended as set forth on Annex A to the Proxy Statement to effect a reclassification and combination of our shares of Class A Common Stock and Class B Common Stock that are issued and outstanding immediately prior to the Amendment at a ratio between 1:10 and 1:50, with an exact ratio and to be effected at such time, if at all, as determined by our Board of Directors in its sole discretion.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4 — Warrant Proposal

Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to (i) 8,229,701 shares of Class A Common Stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Inducement Letter dated September 3, 2025, (ii) 384,053 shares of Class A Common Stock upon the exercise of the placement agent warrants issued to Roth Capital Partners, LLC and (iii) 1,000,000 shares of Class A Common Stock upon the exercise of the common stock warrant issued to an institutional investor in connection with the amendments to certain outstanding warrants.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS 1, 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES SIGNED BY YOU.